Exhibit 99.1


PROSPECTUS


                            [LOGO OF WIRELESS HOLDRS]


                        1,000,000,000 Depositary Receipts
                             Wireless HOLDRSSM Trust





     The Wireless HOLDRSSM trust issues Depositary Receipts called Wireless HOLDRSSM representing your undivided beneficial ownership in the common stock or American depositary shares of a group of specified companies that are involved in various segments of the wireless telecommunications industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Wireless HOLDRS in a round-lot amount of 100 Wireless HOLDRS or round-lot multiples. Wireless HOLDRS are separate from the underlying deposited common stocks or American depositary shares that are represented by the Wireless HOLDRS. For a list of the names and the number of shares of the companies that are represented by a Wireless HOLDR, see "Highlights of Wireless HOLDRS-The Wireless HOLDRS" starting on page 12. The Wireless HOLDRSSM Trust will issue Wireless HOLDRS on a continuous basis.

     Investing in Wireless HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

     Wireless HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Wireless HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Wireless HOLDRS are listed on the American Stock Exchange under the symbol "WMH". On January 25, 2002, the last reported sale price of Wireless HOLDRS on the American Stock Exchange was $52.10.

                                 --------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 --------------

                The date of this prospectus is January 29, 2002.

    "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                           Merrill Lynch & Co., Inc.





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                                Table of Contents

                                                                            Page
                                                                            ----

Summary .....................................................................4
Risk Factors.................................................................5
Highlights of Wireless HOLDRS...............................................12
The Trust...................................................................20
Description of Wireless HOLDRS..............................................20
Description of the Underlying Securities....................................21
Description of the Depositary Trust Agreement...............................23
United States Federal Income Tax Consequences...............................26
Erisa Considerations........................................................29
Plan of Distribution........................................................29
Legal Matters...............................................................29
Where You Can Find More Information.........................................29
                                -----------------


     This prospectus contains information you should consider when making your investment decision. With respect to information about Wireless HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Wireless HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Wireless HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences-Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Wireless HOLDRS or of the underlying securities through an investment in the Wireless HOLDRS.




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


                                     SUMMARY

     The Wireless HOLDRS trust was formed under the depositary trust agreement, dated as of October 25, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Wireless HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock or American depositary shares issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the wireless telecommunications industry. The number of shares of each company's common stock or American depositary shares currently held by the trust with respect to each round-lot of Wireless HOLDRS is specified under "Highlights of Wireless HOLDRS-The Wireless HOLDRS." This group of common stocks or American depositary shares, and the securities of any company that may be added to the Wireless HOLDRS, are collectively referred to in this prospectus as the securities or the underlying securities. There are currently 20 companies included in Wireless HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Wireless HOLDRS are separate from the underlying common stocks that are represented by the Wireless HOLDRS. On January 25, 2002, there were 1,400,200 Wireless HOLDRS outstanding.




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


                                  RISK FACTORS

     An investment in Wireless HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Wireless HOLDRS, including the risks associated with a concentrated investment in wireless telecommunications companies.

General Risk Factors

o Loss of investment. Because the value of Wireless HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Wireless HOLDRS if the underlying securities decline in value.

o Discount trading price. Wireless HOLDRS may trade at a discount to the aggregate value of the underlying securities.

o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Wireless HOLDRS or other corporate events, such as mergers, a Wireless HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Wireless HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

o Not necessarily representative of the wireless telecommunications industry. At the time of the initial offering, the companies included in the Wireless HOLDRS were generally considered to be involved in various aspects of the wireless telecommunications industry. However, the market price of the underlying securities and the Wireless HOLDRS may not necessarily follow the price movements of the entire wireless telecommunications industry generally. If the underlying securities decline in value, your investment in the Wireless HOLDRS will decline in value even if the securities prices of companies in the wireless telecommunications industry generally increase in value. In addition, since the time of the initial offering the companies included in the Wireless HOLDRS may not be involved in the wireless telecommunications industry. In this case, the Wireless HOLDRS may not consist of securities issued only by companies involved in the wireless telecommunications industry.

o Not necessarily comprised of solely wireless telecommunications companies. As a result of distributions of securities by companies included in the Wireless HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Wireless HOLDRS and that are not involved in the wireless telecommunications industry may be included in the Wireless HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Wireless HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issues in the Wireless HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As there are only 11, broadly defined sector classifications, the use of Standard & Poor's sector classification to determine whether a new company will be included in the Wireless HOLDRS provides no assurance that each new company included in the Wireless HOLDRS will be involved in the wireless telecommunications industry. Currently, the underlying securities included in the Wireless HOLDRS are represented in the Communications Services, Consumer Cyclicals, and Technology sectors. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Wireless HOLDRS yet not be involved in the wireless telecommunications industry. In addition, the sector classifications of securities included in the Wireless HOLDRS may change over time if the companies that issued these securities change



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

     their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Wireless HOLDRS which may also result in the inclusion in the Wireless HOLDRS of the securities of a new company that is not involved in the wireless telecommunications industry.

o No investigation of underlying securities. The underlying securities initially included in the Wireless HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of securities in the wireless telecommunications industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Wireless HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Wireless HOLDRS may not necessarily be a diversified investment in the wireless telecommunications industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Wireless HOLDRS, may also reduce diversification. Wireless HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Wireless HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Wireless HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Wireless HOLDRS will involve payment of a cancellation fee to the trustee.

o Trading halts. Trading in Wireless HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Wireless HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Wireless HOLDRS, you will not be able to trade Wireless HOLDRS and you will only be able to trade the underlying securities if you cancel your Wireless HOLDRS and receive each of the underlying securities.

o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Wireless HOLDRS. If the Wireless HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Wireless HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Wireless HOLDRS are delisted. There are currently 20 companies whose securities are included in the Wireless HOLDRS.

o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Wireless HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.

o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may



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

     receive such cash or other distributions later than you would if you owned the underlying securities outside of the Wireless HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Wireless Telecommunications Industry

o The stock prices of companies involved in the wireless telecommunications industry have been and are likely to continue to be extremely volatile, which will directly affect the price volatility of the Wireless HOLDRS, and you could lose a substantial part of your investment. The trading prices of the securities of wireless telecommunications companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

o    general market fluctuations;

o actual or anticipated fluctuations in the companies' quarterly or annual operating results;

o announcements of technological innovations or new services by competitors of the same companies included in the Wireless HOLDRS

o announcements by wireless telecommunications companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

o    failure to integrate or realize projected benefits from acquisitions;

o    changes in government regulations; and

o    difficulty in obtaining additional financing.

Other broad market and industry factors may decrease the stock price of wireless telecommunications companies' stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession or interest rate or currency rate fluctuations, also may decrease the market price of wireless telecommunications companies' stocks.

In addition, the trading prices of wireless telecommunications stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many wireless telecommunications stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of wireless telecommunications companies, generally, could depress the stock prices of a wireless telecommunications company regardless of wireless telecommunications companies' results. Other broad market and industry factors may decrease the stock price of wireless telecommunications stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of wireless telecommunications stocks. For example, there can be no assurance that the terrorist attacks of September 11, 2001 on the United States or any future terrorist attacks or other acts of war will not have a negative effect on the market price of wireless telecommunications stocks.

As a result of fluctuations in the trading prices of the companies included in the Wireless HOLDRS, the trading price of Wireless HOLDRS has fluctuated significantly. The initial offering price of a Wireless HOLDR, on October 31, 2000 was $103.10, and during 2001, the price of a Wireless HOLDR has reached a high of $95.45 and a low of $51.07.





                                       7
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o    Companies whose securities are included in the Wireless HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Wireless HOLDRS. Companies whose securities are included in the Wireless HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Wireless HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the wireless telecommunications industry.

o The wireless telecommunications industry is extremely competitive, and a wireless telecommunications company's failure to establish its wireless network and its customer base would adversely affect its operating results. The competition among wireless telecommunications companies to build and develop wireless telecommunications networks, form alliances with telecommunications and Internet service providers and establish and maintain a customer base is significant. Customer loyalty can be easily influenced by a competitor's new offerings, especially those offerings which provide cost savings or expanded network geographic coverage areas. Many wireless telecommunications companies face significant competition from other companies in the telecommunications and technology industries, including traditional telecommunications companies, some of which have greater market share and financial resources. These companies may be better positioned to finance research and development activities, provide a wider range of products and services over a greater geographic area, and may have greater resources with which to purchase additional licenses and radio frequency, acquire other companies in the industry and reduce prices to gain market share.

o Changes in the regulatory environments in which wireless telecommunications companies operate could affect their ability to offer products and services. The licensing, construction, ownership and operation of wireless communications systems, the grant, maintenance and renewal of applicable licenses and radio frequency allocations and the rates charged to customers are all subject to significant regulation. Delays in receiving required regulatory approvals and licenses or the enactment of new and adverse regulatory requirements may adversely affect the ability of wireless telecommunications companies to continue to offer existing and new products and services. In addition, legislative, judicial and regulatory agency actions could negatively affect the ability of many wireless telecommunications companies to maintain required licenses or renew licenses upon their expiration.

o If wireless telecommunications companies do not anticipate and respond to the rapid technological changes in the industry, they could lose customer or market share. The wireless telecommunications industry is experiencing significant technological change, as evidenced by the introduction of new products and services and increased availability of transmission capacity, changes in consumer requirements and preferences and the utilization of Internet-based technologies for voice and data transmission. Wireless telecommunications companies must be able to successfully predict which of the many possible networks, products and services will be important to finance, establish and maintain. The cost of establishing networks and implementing new technologies is significant, and there can be no assurance that a telecommunications company will select appropriate technology and equipment or that it will obtain appropriate new technology on a timely basis or on satisfactory terms. The failure to obtain effective technology and equipment may adversely affect a wireless telecommunications company's ability to offer competitive products and services and the viability of its operations.

o Inability to manage rapid growth could adversely affect financial reporting, customer service and revenues. Many wireless telecommunications companies are rapidly expanding their networks and operations. This expansion has placed and will continue to place significant demands on their operating, financial control and billing systems, customer support, sales and marketing and



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     administrative resources and network infrastructure. This growth will require many telecommunications companies to enhance management, financial and information systems and to effectively develop and train their employee base.

o Some of the companies involved in the wireless telecommunications industry are also engaged in other lines of business unrelated to the wireless business, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Wireless HOLDRS are engaged in multiple lines of business, including operating as local and long-distance telephone providers, Internet service providers and manufacturing new technologies. These additional lines of business may present additional risks not mentioned in this prospectus. The operating results of these wireless telecommunications companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, changes in technology and telecommunications regulation may expose wireless telecommunications companies to business risks with which they have less experience than they have with the business risks associated with their traditional businesses. Despite a company's possible success in the wireless telecommunications industry, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

o The international operations of some domestic and foreign wireless telecommunications companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Some domestic and foreign companies included in the Wireless HOLDRS have international operations or investments which are essential parts of their business. The risks of international business that the companies are exposed to include the following:

     o    general economic, social and political conditions;

     o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through foreign legal systems;

     o differing tax rates, tariffs, exchange controls or other similar restrictions;

     o    currency fluctuations; and

     o changes in, and compliance with, domestic and foreign laws and regulations, particularly those which affect telecommunications carriers and service providers, which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

     o Many wireless telecommunications companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business. The success any wireless telecommunications company is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these wireless telecommunications companies will be able to continue to attract and retain qualified personnel.

o It may be impossible to initiate legal proceedings or enforce judgments against some of the companies included in the Wireless HOLDRS. Some of the companies included in the Wireless HOLDRS are incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on some of the companies included in the Wireless HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

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o    Potential voting impediments may exist with respect to the ownership of some of the underlying securities included in the Wireless HOLDRS. Holders of American depositary shares, including those included in the Wireless HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

o One company currently included in the Wireless HOLDRS, Sprint Corporation-PCS Group, is a tracking stock and is therefore subject to additional risks relating to an investment in a tracking stock. The risks associated with tracking stocks include the following:

     Stockholders of a tracking stock remain invested in the entire company issuing the tracking stock, even though the tracking stock is intended to reflect the operating performance of specific operations of a company's business. As a result, the performance and financial results of the non-wireless operations of Sprint could negatively affect the market price of the PCS Group tracking stocks and the Wireless HOLDRS and the market price of the tracking stocks may not reflect the performance of the wireless operations of Sprint.

     A holder of a tracking stock does not have any direct voting rights to elect the management of the operations represented by the tracking stock or to make fundamental decisions affecting the tracked operations. The holders of a tracking stock have voting rights that are similar to that of common shareholders of the company that issued the tracking stock, and would, along with the other shareholders, be limited to electing the management of the entire company rather than the management of the tracked operations. In addition, all of the shareholders of the company may be entitled to vote on fundamental decisions affecting the tracked operations. Consequently, management may make operational, financial and other decisions that may not be in the best interests of the holders of the tracking stock or that favor another class of stock to the detriment of the tracking stock class. For example, management may decide to sell assets or discontinue operations relating to the operations represented by the tracking stock without the consent of the holders of the tracking stock and the consideration received on any sale of assets may be less than what would be received if the tracked operations were a separate company. In addition, management could adversely change the terms of the tracking stock without seeking the approval of a majority of the holders of the tracking stock affected by the change.

     Sprint has the option to convert PCS Group tracking stock into FON Group tracking stock. It is possible that the consideration received as a result of any conversion may be lower than the market price at the time of the deposit into the Wireless HOLDRS and that the security received in exchange may not reflect the economic performance of a wireless business.

     In the event of a dissolution of Sprint, the holders of the tracking stock will not have preferential rights to the assets of the wireless operations of Sprint and these assets may become subject to the liabilities of the non-wireless operations of Sprint. In addition, any payments made to holders of the tracking stock as a result of a dissolution may be allocated to the holders of the tracking stock through a specified formula regardless of the wireless operations' relative contribution to the company as a whole.

     On each additional issuance of any class of stock by Sprint, the voting rights, the rights on dissolution and the rights to dividends of the holders of the PCS Group tracking stock will be diluted. In addition, any additional issuances of PCS Group tracking stock by Sprint could dilute the value of the tracking stock and the proceeds received on any additional issuance may not be allocated to the operations represented by the tracking stock.



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

Generally, the terms of a tracking stock differ from those of the common stock of the same company. Please see the public filings of Sprint Corporation for more information on their tracking stock. For information on where you can access Sprint's public filings, please see "Where You Can Find More Information."




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                          HIGHLIGHTS OF WIRELESS HOLDRS

         This discussion highlights information regarding Wireless HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Wireless HOLDRS.

Issuer..................Wireless HOLDRS Trust.

The trust...............The Wireless HOLDRS Trust was formed under the depositary trust agreement, dated as of October 25, 2000, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Wireless HOLDRS, and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor.......Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Trustee.................The Bank of New York, a New York state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Wireless HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Wireless HOLDRS.

Purpose of Wireless
HOLDRS..................Wireless HOLDRS are designed to achieve the following:

                        Diversification. Wireless HOLDRS are designed to allow you to diversify your investment in the wireless telecommunications industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                        Flexibility. The beneficial owners of Wireless HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Wireless HOLDRS, and can cancel their Wireless HOLDRS to receive each of the underlying securities represented by the Wireless HOLDRS.

                        Transaction costs. The expenses associated with buying and selling Wireless HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets............The trust holds securities issued by specified companies, traded on U.S. stock markets that, when initially selected, were involved in the wireless telecommunications industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement-

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

                        Distributions" and "Reconstitution Events." There are currently 20 companies included in Wireless HOLDRS.

                        The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Wireless HOLDRS.....The trust has issued, and may continue to issue,
                        Wireless HOLDRS that represent an undivided beneficial ownership interest in the shares of U.S. traded securities that are held by the trust on your behalf. The Wireless HOLDRS themselves are separate from the underlying securities that are represented by the Wireless HOLDRS.

                        The following chart provides:

                        o the names of the 20 issuers of underlying securities currently represented by Wireless HOLDRS,

                        o    the stock ticker symbols,

                        o the share amounts currently represented by a round-lot of 100 Wireless HOLDRS, and

                        o    the principal U.S. market on which the
                             underlying securities are traded.


                                                                                Primary U.S.
             Name of Company                    Ticker         Share Amounts   Trading Market
---------------------------------------------------------------------------------------------
Aether Systems, Inc.                             AETH                1             NASDAQ
AT&T Wireless Services                            AWE               40              NYSE
Crown Castle International Corp.                  CCI                4              NYSE
Deutsche Telekom AG*                              DT              18.4841           NYSE
LM Ericsson Telephone Company*                   ERICY              74             NASDAQ
Motorola, Inc.                                    MOT               41              NYSE
Netro Corporation, Inc.                          NTRO                1             NASDAQ
Nextel Communications, Inc.                      NXTL               16             NASDAQ
Nextel Partners, Inc.                            NXTP                4             NASDAQ
Nokia Corp.*                                      NOK               23              NYSE
Qualcomm Incorporated                            QCOM               13             NASDAQ
Research In Motion Limited                       RIMM                2             NASDAQ
RF Micro Devices, Inc.                           RFMD                4             NASDAQ
SK Telecom Co., Ltd.*                             SKM               17              NYSE
Sprint Corporation--PCS Group**                   PCS               21              NYSE
Telesp Cellular Holding Company*                  TCP                3              NYSE
United States Cellular Corporation                USM                1              AMEX
Verizon Communications                            VZ                17              NYSE
Vodafone Group p.l.c.*                            VOD               21              NYSE
Western Wireless Corporation                     WWCA                2             NASDAQ

-----------------------

* The securities of these non-U.S. companies trade in the United States as American depositary receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.


** The securities of this company trade as a tracking stock. Please see "Risk Factors" and the business description in Annex A for additional information relating to an investment in tracking stock.


                    The companies whose securities were included in the Wireless HOLDRS at the time the Wireless HOLDRS were originally issued were generally considered to be among the 20 largest and most liquid companies with

                    U.S.-traded securities involved in the wireless telecommunications industry, as measured by market capitalization and trading volume on September 15, 2000. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

                    The trust only will issue and cancel and you only may obtain, hold, trade or surrender, Wireless HOLDRS in a round-lot of 100 Wireless HOLDRS and round-lot multiples. The trust will only issue Wireless HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Wireless HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Wireless HOLDRS, the trust may require a minimum of more than one round-lot of 100 Wireless HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Wireless HOLDRS.

                    The number of outstanding Wireless HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Wireless HOLDRS on a continuous basis when an investor deposits the required securities with the trustee.

Purchases...........You may acquire Wireless HOLDRS in two ways

                    o through an in-kind deposit of the required number of securities of the underlying issuers with the trustee, or

                    o through a cash purchase in the secondary trading market.

Issuance and
cancellation fees...If you wish to create Wireless HOLDRS by delivering to the trust the requisite securities represented by a round-lot of 100 Wireless HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS. If you wish to cancel your Wireless HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS.

Commissions.........If you choose to deposit underlying securities in order to receive Wireless HOLDRS you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.

Custody fees........The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Wireless HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Wireless HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
Wireless HOLDRS...  You have the right to withdraw the underlying securities upon request by delivering a round- lot or integral multiple of a round-lot of Wireless HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Wireless HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Wireless HOLDRS themselves will not have voting rights.

Rights relating
to the underlying
securities......... Wireless HOLDRS represents your beneficial ownership of the underlying securities. Owners of Wireless HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Wireless HOLDRS. These include the right to instruct the trustee to vote the underlying securities, to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer fo an underlying security, the right to pledge Wireless HOLDRS and the right to surrender Wireless HOLDRS to receive the underlying securities. Wireless HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Wireless HOLDRS. However, due to the nature of Wireless HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Wireless HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                    A holder of Wireless HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Wireless HOLDRS would need to surrender their Wireless HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                    You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Wireless HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Wireless HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                    The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Wireless HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                    There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Wireless HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                    If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Wireless HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Wireless HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of Underlying Securities."

Ownership rights in
fractional shares
in the underlying
securities........  As a result of distributions of securities by companies included in the Wireless HOLDRS or other corporate events, such as mergers, a Wireless HOLDR may represent an interest in a fractional share of an underlying security. You are are entitled to receive distributions proportionate to your fractional shares.

                    In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Wireless HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 Wireless HOLDRS are outstanding and each Wireless HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Wireless HOLDRS. If 50,000 holders of such Wireless HOLDRS vote their underlying securities "yes" and 50,001 vote "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the 75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution
events............  The depositary trust agreement provides for the automatic distribution of underlying securities from the Wireless HOLDRS to you in the following four circumstances:

                    A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

                    B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

                    C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Wireless HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Wireless HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received will be deposited into the trust.

                    D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.

                    To the extent a distribution of underlying securities from the Wireless HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                    In addition, securities of a new company will be added to the Wireless HOLDRS, as result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Wireless HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                    It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Wireless HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Wireless HOLDRS will be distributed from the Wireless HOLDRS to you.

Standard & Poor's
sector
classifications...  Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company is given only one sector classification. The securities included in the Wireless HOLDRS are currently represented in the Communications Services, Consumer Cyclicals, and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Wireless HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination
events............  A.   The Wireless HOLDRS are delisted from the American
                         Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Wireless HOLDRS are delisted.

                    B. The trustee resigns and no successor trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                    C. 75% of beneficial owners of outstanding Wireless HOLDRS vote to dissolve and liquidate the trust.

                    If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                    Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Wireless HOLDRS surrendered, along with any taxes or other governmental charges, if any

United States
federal income
tax consequences... The United States federal income tax laws will treat a
                    U.S. holder of Wireless HOLDRS as directly owning the underlying securities. The Wireless HOLDRS themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.


Listing............ The Wireless HOLDRS are listed on the American Stock
                    Exchange under the symbol"WMH." On January 25, 2002, the last reported sale price of Wireless HOLDRS on the American Stock Exchange was $52.10.

Trading............ Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Wireless HOLDRS. Bid and ask prices, however, are quoted per single Wireless HOLDR.

Clearance and
settlement......... Wireless HOLDRS have been issued in book-entry form.
                    Wireless HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as the DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information, see "Description of Wireless HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Wireless HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Wireless HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Wireless HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of October 25, 2000. The Depositary Trust Agreement was amended November 22, 2000. The Bank of New York is the trustee. The Wireless HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Wireless HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Wireless HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                         DESCRIPTION OF WIRELESS HOLDRS

         The trust has issued Wireless HOLDRS under the Depositary Trust Agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Wireless HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Wireless HOLDRS in a round-lot of 100 Wireless HOLDRS and round-lot multiples. The trust will only issue Wireless HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Wireless HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Wireless HOLDRS, the trust may require a minimum of more than one round-lot of 100 Wireless HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Wireless HOLDRS.

         Wireless HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Wireless HOLDRS-The Wireless HOLDRS."

         Beneficial owners of Wireless HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Wireless HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Wireless HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Wireless HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Wireless HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Wireless HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement- Withdrawal of underlying securities."

         Wireless HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Wireless HOLDRS are available only in book-entry form. Owners of Wireless HOLDRS may hold their Wireless HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stock or American depositary shares of a group of 20 specified companies that, at the time of selection, were involved in various aspects of the wireless telecommunications industry and whose securities are registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of the time of selection, among the largest capitalized and most liquid companies involved in the wireless telecommunications industry as measured by market capitalization and trading volume.

         The Wireless HOLDRS may no longer consist of securities issued by companies involved in the wireless telecommunications industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the wireless telecommunications industry and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Wireless HOLDRS, please refer to "Highlights of Wireless HOLDRS-The Wireless HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Wireless HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities, see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Wireless HOLDR measured at the close of the business day on April 27, 2000, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month to December 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.



       2000                  Price       2001                     Price
       ----                  -----       ----                     -----
       April 27             138.40       January 31               93.58
       April 28             141.22       February 28              69.56
       May 31               124.67       March 30                 61.90
       June 30              124.55       April 30                 72.30
       July 31              118.86       May 31                   66.67
       August 31            116.49       June 29                  63.75
       September 29         100.55       July 31                  65.78
       October 31           101.56       August 31                58.15
       November 30           86.51       September 28             54.48
       December 29           85.01       October 31               55.59
                                         November 30              60.10
                                         December 31              58.69

                                                           [GRAPHIC OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of October 25, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Wireless HOLDRS, provides that Wireless HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for the Wireless HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Wireless HOLDRS. You may create and cancel Wireless HOLDRS only in round-lots of 100 Wireless HOLDRS. You may create Wireless HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Wireless HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Wireless HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Wireless HOLDRS, the trust may require a minimum of more than one round-lot of 100 Wireless HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Wireless HOLDRS. Similarly, you must surrender Wireless HOLDRS in integral multiples of 100 Wireless HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Wireless HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Wireless HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Wireless HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Wireless HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Wireless HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Wireless HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Wireless HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Wireless HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Wireless HOLDRS.

C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Wireless HOLDRS, only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Wireless HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Wireless HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Wireless HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defied sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Wireless HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Wireless HOLDRS will be distributed from the Wireless HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company is given only one sector classification. The securities included in the Wireless HOLDRS are currently represented in the Communications Services, Consumer Cyclicals, and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Wireless HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Wireless HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Wireless HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Wireless HOLDRS.
                                       24

         Further issuances of Wireless HOLDRS. The depositary trust agreement provides for further issuances of Wireless HOLDRS on a continuous basis without your consent.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Wireless HOLDRS will surrender their Wireless HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Wireless HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Wireless HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Wireless HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Wireless HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Wireless HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Wireless HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Wireless HOLDRS.

         Issuance and cancellation fees. If you wish to create Wireless HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS. If you wish to cancel your Wireless HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Wireless HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Wireless HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Wireless HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Wireless HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286, temporarily relocated to 1 Wall Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Wireless HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Wireless HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following is a summary of the U.S. federal income tax consequences relating to the Wireless HOLDRS for:

o    a citizen or resident of the United States;

o a corporation or partnership created or organized in the United States or under the laws of the United States;

o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

o    any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Wireless HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Wireless HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Wireless HOLDRS

         A receipt holder purchasing and owning Wireless HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Wireless HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Wireless HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Wireless HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Wireless HOLDRS. Similarly, with respect to sales of Wireless HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Wireless HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Wireless HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Wireless HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders. If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value determined at the spot rate on the date of the payment regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Wireless HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

o    at least 75% of its gross income is "passive income"; or

o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Wireless HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, in which case, those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of certain deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Wireless HOLDRS or of the underlying securities unless:

o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders should consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30.5% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors should consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Wireless HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Wireless HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Wireless HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Wireless HOLDRS. The trust delivered the initial distribution of Wireless HOLDRS against deposit of the underlying securities in New York, New York on approximately November 4, 2000.

         Investors who purchase Wireless HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use, this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Wireless HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Wireless HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Wireless HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with this initial offering of Wireless HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Wireless HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Wireless HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

         Because the securities of the issuers of the underlying securities are registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities are foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, the information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Wireless HOLDRS. This prospectus relates only to Wireless HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Wireless HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Wireless HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1996, 1997, 1998, 1999, 2000 and 2001. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 13. The primary foreign stock markets on which the securities of the foreign issuers included in the Wireless HOLDRS are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                           AETHER SYSTEMS, INC. (AETH)

         Aether Systems, Inc. provides technologies that enable businesses to extend their data and commercial transactions to wireless and mobile handheld devices. Aether designs, develops and supports wireless data products and services for companies seeking to make data and information available to its workers or customers. Aether's products and services include wireless integration and data management software and wireless data engineering and development.


             Closing            Closing             Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January          *  January        123  January    50.31
February           *  February        *  February         *  February         *  February   258 3/8  February   25.72
March              *  March           *  March            *  March            *  March      181 1/2  March      13.00
April              *  April           *  April            *  April            *  April      166 7/16 April      15.07
May                *  May             *  May              *  May              *  May        137 7/16 May        11.57
June               *  June            *  June             *  June             *  June           205  June        8.85
July               *  July            *  July             *  July             *  July       152 1/16 July       10.58
August             *  August          *  August           *  August           *  August     138 1/2  August      8.85
September          *  September       *  September        *  September        *  September  105 1/2  September   6.27
October            *  October         *  October          *  October    69 9/16  October     80 5/8  October     6.97
November           *  November        *  November         *  November        76  November    56 5/8  November    7.48
December           *  December        *  December         *  December    71 5/8  December    39 1/8  December    9.20



         The closing price on January 25, 2002 was $7.63.

                       AT&T WIRELESS SERVICES, INC. (AWE)

         AT&T Wireless Services, Inc. is a provider of wireless voice and data services using time division multiple access (TDMA), analog and cellular digital packet data (CDPD) technologies. AT&T Wireless Services offers wireless mobile and fixed voice and data communications service to consumers and businesses in the United States, provides air-to-ground wireless services and has interests in wireless providers in the United States and internationally. Service can include wireless voice transmission, as well as custom calling services for digital services, such as extended battery life, message waiting indicator, text messaging and caller ID. AT&T Wireless Services was spun off from AT&T Corp. in July 2001. Prior to that time AT&T Wireless Services, Inc. traded as a tracking stock of AT&T Corp., as AT&T Wireless Group. The historical prices listed below from March 2000 through July 2001 reflect the performance of AT&T Wireless Group as a tracking stock.

            Closing             Closing            Closing             Closing             Closing             Closing
   1996      Price      1997     Price     1998     Price      1999     Price     2000      Price      2001     Price
   ----      -----      ----     -----     ----     -----      ----     -----     ----      -----      ----     -----
January            *  January         *  January          *  January         *  January           *  January     25.97
February           *  February        *  February         *  February        *  February          *  February    21.01
March              *  March           *  March            *  March           *  March             *  March       19.18
April              *  April           *  April            *  April           *  April            32  April       20.10
May                *  May             *  May              *  May             *  May         28 9/16  May         17.90
June               *  June            *  June             *  June            *  June             27  June        16.35
July               *  July            *  July             *  July            *  July         27 1/2  July        18.69
August             *  August          *  August           *  August          *  August      26 5/64  August      15.50
September          *  September       *  September        *  September       *  September    20 7/8  September   14.94
October            *  October         *  October          *  October         *  October    24 15/16  October     14.44
November           *  November        *  November         *  November        *  November         18  November    13.97
December           *  December        *  December         *  December        *  December    17 5/16  December    14.37

         The closing price on January 25, 2002 was $11.64.

                     CROWN CASTLE INTERNATIONAL CORP. (CCI)

         Crown Castle International Corp., through its subsidiaries, owns and operates towers and transmission networks for wireless communications and broadcast transmission companies in the United States, Puerto Rico, Australia and the United Kingdom. Crown Castle's primary business is to lease capacity on its towers to wireless telecommunications carriers. Crown Castle also provides related services to its customers, including network design, radio frequency engineering, site acquisition, development and construction, antenna installation and network management and maintenance.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January     21 5/8  January     31 5/8  January    27.94
February           *  February        *  February         *  February        17  February    32 1/4  February   25.13
March              *  March           *  March            *  March           18  March       37 7/8  March      14.81
April              *  April           *  April            *  April       19 1/8  April       38 3/8  April      24.49
May                *  May             *  May              *  May         20 1/8  May        26 3/16  May        16.60
June               *  June            *  June             *  June      20 13/16  June        36 1/2  June       16.40
July               *  July            *  July             *  July       21 1/16  July            34  July        9.75
August             *  August          *  August       8 1/8  August      15 1/8  August    34 11/16  August     10.19
September          *  September       *  September    9 5/8  September 18 23/32  September  31 1/16  September   9.00
October            *  October         *  October     12 7/8  October     19 1/4  October    30 5/16  October    11.70
November           *  November        *  November   13 7/16  November   21 1/16  November  23 13/16  November   10.89
December           *  December        *  December    23 1/2  December    32 1/8  December   27 1/16  December   10.68

         The closing price on January 25, 2002 was $7.79.

                            DEUTSCHE TELEKOM AG (DT)

         Deutsche Telekom is a European telecommunications provider. The company offers a range of fixed-line voice telephony products and services. The company uses the information standard known as Integrated Services Digital Network
(ISDN) to provide high-speed digital access lines and service lines to its customers. Deutsche Telekom also provides asymmetric digital subscriber lines and Internet products. The company's subsidiaries include telecommunications companies in the United Kingdom, France, Austria, Central and Eastern Europe, the United States and Asia. Deutsche Telekom acquired Voicestream Wireless Corporation and Powertel, Inc. in May 2001. American depositary receipts evidencing American depositary shares of Deutsche Telekom are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Deutsche Telekom also trade on German and Japanese stock exchanges.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January    18 5/8  January     17 1/2  January     45 1/4  January     69 5/8  January    33.34
February           *  February   19 3/8  February        20  February    45 5/8  February   84 5/16  February   24.57
March              *  March      21 7/8  March      22 1/16  March      40 7/16  March       80 1/4  March      23.19
April              *  April      21 1/2  April      26 5/16  April       38 3/4  April       67 1/2  April      25.71
May                *  May        22 3/4  May         27 1/4  May        39 9/16  May         61 3/4  May        21.00
June               *  June       24 1/8  June        27 1/2  June        42 1/4  June        56 3/4  June       22.45
July               *  July       23 3/8  July       29 9/16  July       40 7/16  July        43 1/2  July       21.71
August             *  August    20 1/16  August          24  August      44 3/8  August    38 15/16  August     15.55
September          *  September 19 1/16  September  29 7/16  September 41 13/16  September   34 1/4  September  15.50
October            *  October   19 7/16  October     27 1/4  October         46  October    38 3/16  October    15.50
November      21 3/8  November  20 7/16  November   28 5/16  November    56 7/8  November   32 5/16  November   16.91
December      20 3/8  December   18 5/8  December    32 3/4  December        71  December    29 1/4  December   16.90

         The closing price on January 25, 2002 was $15.37.

                      LM ERICSSON TELEPHONE COMPANY (ERICY)

         LM Ericsson Telephone Company is engaged in international telecommunications, providing systems and products for fixed and mobile communications in public and private networks. Ericsson's range of telecommunications and data communication products includes systems and services for handling voice, data, images and text in public and private fixed-line and mobile networks, microelectronic components, defense systems electronics, and telecommunications and power cables. American depositary receipts evidencing American depositary shares of Ericsson are included in the Wireless HOLDRS and are traded through the Nasdaq National Market System. Shares of Ericsson also trade on the Stockholm stock exchange.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January      2 37/64  January   4 13/64  January    4 53/64  January    6 31/32  January   18 41/64  January    11.88
February       2 3/4  February  3 15/16  February   5 43/64  February     6 1/2  February        24  February    8.28
March        2 43/64  March     4 15/64  March      5 61/64  March      5 61/64  March     23 29/64  March       5.59
April        2 35/64  April     4 13/64  April       6 7/16  April        6 3/4  April      22 7/64  April       6.43
May          2 57/64  May       4 29/64  May        6 31/32  May        6 47/64  May         20 1/2  May         6.40
June         2 11/16  June      4 59/64  June        7 5/32  June       8 15/64  June            20  June        5.42
July         2 35/64  July      5 21/32  July       6 59/64  July        8 1/64  July        18 1/8  July        5.36
August       2 57/64  August     5 7/32  August     5 23/64  August      8 9/64  August      20 1/2  August      4.98
September    3 11/64  September       6  September  4 19/32  September  7 13/16  September 14 13/16  September   3.49
October      3 29/64  October   5 17/32  October    5 21/32  October   10 11/16  October     13 7/8  October     4.27
November     3 55/64  November   5 1/16  November   6 29/32  November   12 3/64  November    11 3/8  November    5.46
December     3 25/32  December  4 43/64  December   5 63/64  December  16 27/64  December   11 3/16  December    5.22

         The closing price on January 25, 2002 was $4.38.

                              MOTOROLA, INC. (MOT)

         Motorola, Inc. develops, manufactures and markets communications and electronic products and systems. Motorola offers wireless telephones, two-way radio and messaging products and systems, networking and Internet access products, end-to-end systems for the delivery of interactive digital video, voice and high-speed data solutions for broadband operators, transportation, wireless communications and digital consumer/home networking markets, major home appliances, and embedded electronic systems for use in the automotive, communications, industrial, navigation, transportation and energy systems markets. Motorola markets and sells its products through its own sales force, distributors, retailers and value-added resellers.

             Closing              Closing            Closing             Closing             Closing            Closing
   1996       Price     1997      Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----      -----     ----      -----     ----      -----     ----      -----     ----    -----
January           18  January     22 3/4  January   19 55/64  January    24 5/64  January     45 1/2  January    22.81
February     18 5/64  February  18 43/64  February  18 35/64  February  23 27/64  February  56 53/64  February   15.17
March       17 43/64  March     20 11/64  March       20 1/4  March     24 27/64  March     48 43/64  March      14.26
April       20 27/64  April      19 3/64  April     18 37/64  April     26 43/64  April     39 43/64  April      15.55
May           22 1/4  May         22 1/8  May       17 43/64  May       27 39/64  May         31 1/4  May        14.70
June        20 59/64  June        25 3/8  June      17 33/64  June      31 37/64  June       30 5/16  June       16.56
July              18  July      26 51/64  July      17 27/64  July      30 27/64  July        33 1/4  July       18.69
August      17 51/64  August    24 29/64  August     14 5/16  August      30 3/4  August     36 1/16  August     17.40
September   17 11/64  September 23 61/64  September 14 19/64  September 29 21/64  September 28 15/16  September  15.60
October     15 21/64  October   20 43/64  October   17 21/64  October    32 7/16  October   24 15/16  October    16.37
November    18 29/64  November  20 61/64  November    20 5/8  November   38 5/64  November   20 1/16  November   16.54
December    20 27/64  December   19 1/16  December  20 23/64  December   49 5/64  December    20 1/4  December   15.02

         The closing price on January 25, 2002 was $13.50.



                         NETRO CORPORATION, INC. (NTRO)

         Netro Corporation, Inc. provides broadband, point to multipoint wireless access equipment to telecommunications service providers who then provide businesses with high-speed voice and data access. Netro's systems permit operators to offer a range of voice, IP, and data services. Netro offers systems in Europe, Asia, North America, Central America and South America.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January          *  January         43  January     8.25
February           *  February        *  February         *  February         *  February    42 5/8  February    6.56
March              *  March           *  March            *  March            *  March      65 1/64  March       5.00
April              *  April           *  April            *  April            *  April       43 1/8  April       4.59
May                *  May             *  May              *  May              *  May         29 7/8  May         4.51
June               *  June            *  June             *  June             *  June        57 3/8  June        4.24
July               *  July            *  July             *  July             *  July       54 1/16  July        3.38
August             *  August          *  August           *  August     31 1/16  August      82 5/8  August      2.76
September          *  September       *  September        *  September   27 3/8  September   59 1/4  September   2.70
October            *  October         *  October          *  October   22 13/64  October   21 13/16  October     3.85
November           *  November        *  November         *  November    26 1/2  November     9 5/8  November    3.75
December           *  December        *  December         *  December        51  December   6 15/16  December    3.67

         The closing price on January 25, 2002 was $3.17.

                       NEXTEL COMMUNICATIONS, INC. (NXTL)

         Nextel Communications, Inc. provides digital, wireless communications services throughout the United States. Nextel Communication's network offers an integrated wireless communications system that allows customers to access digital mobile telephone service, text and numeric paging capabilities, digital two-way radio, dispatch features, Internet mobile messaging services, e-mail, and business applications. Nextel Communications also has ownership interests in wireless companies in Latin America, Asia and Canada.

             Closing              Closing            Closing             Closing             Closing            Closing
   1996       Price     1997      Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----      -----     ----      -----     ----      -----     ----      -----     ----    -----
January        6 7/8  January    7 11/16  January   13 21/32  January         16  January    53 3/16  January    34.31
February      7 9/16  February     7 1/8  February  14 25/32  February   15 1/32  February    68 3/8  February   24.06
March         9 7/16  March      6 11/16  March       16 7/8  March      18 5/16  March       74 1/8  March      14.38
April         9 1/16  April      6 19/32  April     14 11/32  April     20 15/32  April     54 23/32  April      16.25
May           10 3/8  May          7 3/8  May       11 25/32  May        18 7/16  May        46 5/16  May        15.92
June         9 17/32  June       9 15/32  June       12 7/16  June       25 3/32  June       61 3/16  June       17.50
July          7 9/16  July       12 1/16  July      13 25/64  July      26 25/32  July      55 15/16  July       16.65
August        8 3/16  August    12 17/32  August      9 1/32  August    28 29/32  August     55 7/16  August     12.08
September      9 1/4  September  14 7/16  September  10 3/32  September 33 29/32  September   46 3/4  September   8.64
October            8  October     13 1/8  October     9 1/16  October    43 3/32  October    38 7/16  October     7.95
November       7 1/2  November    12 5/8  November    10 3/4  November   49 9/16  November        31  November   10.71
December     6 17/32  December        13  December  11 13/16  December   51 9/16  December    24 3/4  December   10.96

         The closing price on January 25, 2002 was $8.36.

                          NEXTEL PARTNERS, INC. (NXTP)

         Nextel Partners, Inc. provides digital wireless communications services in mid-sized and smaller markets throughout the United States. Nextel Partners offers integrated services under the Nextel brand name targeted to business users and accessible through a single wireless telephone. These services include paging and the services that allow users to contact co-workers instantly on private one-to-one calls or on group calls. In addition, Nextel Partners has recently launched its Nextel Online service that provides Internet-accessible handsets with wireless Internet services, including Web-based applications and content.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January          *  January          *  January    20.75
February           *  February        *  February         *  February         *  February        32  February   19.44
March              *  March           *  March            *  March            *  March           29  March      13.73
April              *  April           *  April            *  April            *  April     21 15/16  April      17.19
May                *  May             *  May              *  May              *  May             17  May        15.05
June               *  June            *  June             *  June             *  June       32 9/16  June       15.52
July               *  July            *  July             *  July             *  July       31 9/16  July       14.86
August             *  August          *  August           *  August           *  August     30 3/16  August     10.25
September          *  September       *  September        *  September        *  September   29 1/8  September   6.73
October            *  October         *  October          *  October          *  October     24 1/2  October     5.35
November           *  November        *  November         *  November         *  November    16 1/8  November    9.62
December           *  December        *  December         *  December         *  December  16 13/16  December   12.00

         The closing price on January 25, 2002 was $6.93.

                                NOKIA CORP. (NOK)

         Nokia Corp. is a manufacturer of mobile telephones and a supplier of mobile fixed and Internet protocol networks and related services, as well as multimedia terminals. Nokia has two business groups, Nokia Networks and Nokia Mobile Phones, and also includes the Nokia Ventures Organization and the Nokia Research Center. Nokia Networks is a supplier of mobile, broadband, IP network infrastructure and related services. It also develops mobile Internet applications and solutions for operators and Internet service providers. Nokia Mobile Phone is a worldwide mobile phone manufacturer. Nokia Ventures Organization develops new ideas for the home environment and the corporate world. Nokia Research Center cooperates with Nokia business groups and with universities, research institutes and other corporations on technology research. American depositary receipts evidencing American depositary shares of Nokia are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Nokia also trade on the Helsinki Stock Exchange.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January      2 11/32  January    4 3/16  January      4 3/4  January    18 1/64  January   45 23/32  January    34.35
February      2 3/16  February  3 21/32  February   6 19/64  February  16 61/64  February    50 7/8  February   22.00
March         2 9/64  March     3 41/64  March        6 3/4  March     19 15/32  March       55 1/2  March      24.00
April         2 9/32  April      4 3/64  April      8 23/64  April     18 35/64  April       56 1/2  April      34.19
May         2  23/32  May         4 1/8  May          8 1/8  May       17 13/16  May             52  May        29.24
June         2  5/16  June      4 39/64  June        9 3/32  June      22 57/64  June       50 1/16  June       21.19
July         2 13/64  July      5 23/64  July      10 29/32  July      21 17/64  July            44  July       21.81
August       2 41/64  August    4 27/32  August     8 23/64  August    20 29/32  August      44 7/8  August     15.24
September    2 49/64  September 5 55/64  September  9 25/32  September 22 15/32  September       40  September  15.65
October      2 29/32  October   5 33/64  October   11 41/64  October   28 31/32  October     42 3/4  October    20.51
November     3 33/64  November  5 13/64  November    12 1/4  November    34 1/2  November    42 3/4  November   23.01
December     3 39/64  December  4 11/32  December   15 1/16  December  47 49/64  December    43 1/2  December   24.53

         The closing price on January 25, 2002 was $23.12.

                          QUALCOMM INCORPORATED (QCOM)

         Qualcomm Incorporated develops and markets digital wireless communications products, technologies and services for use in wireless networks. Digital wireless communications technology increases system capacity, provides more secure communications channels and improves reliability. Several of Qualcomm's major product lines are based on its own Code Division Multiple Access, or CMDA, technology. CMDA technology is a communications industry standard for digital cellular, personal communications services and wireless services. Qualcomm also licenses CMDA technology to telecommunications equipment suppliers throughout the world. Qualcomm markets and sells its products and CMDA technology through its own direct sales force and through third parties.

             Closing             Closing            Closing              Closing            Closing            Closing
   1996       Price      1997     Price     1998     Price     1999      Price     2000      Price     2001     Price
   ----       -----      ----     -----     ----     -----     ----      -----     ----      -----     ----     -----
January       5 19/32  January         7  January   6 31/64  January    8 15/64  January        127  January     84.06
February      4 15/16  February  6 31/32  February    6 3/8  February     9 1/8  February  142 7/16  February    54.81
March          5 3/16  March      7 3/64  March     6 11/16  March     15 35/64  March     149 5/16  March       56.63
April         4 27/32  April     5 27/32  April      7 1/32  April           25  April     108 7/16  April       57.36
May           6 13/16  May        6 1/32  May       6 33/64  May        24 5/16  May         66 3/8  May         60.74
June          6 41/64  June      6 23/64  June       7 1/32  June        35 7/8  June            60  June        58.48
July          5 27/64  July      5 25/32  July      7 51/64  July            39  July       62 7/16  July        63.23
August        5 27/64  August    5 25/32  August      5 1/2  August     48 3/64  August      59 7/8  August      58.85
September      5 5/16  September 7 31/32  September       6  September 47 19/64  September   71 1/4  September   47.54
October       4 31/32  October    7 3/64  October   6 61/64  October   55 11/16  October    65 7/64  October     49.12
November        5 1/4  November  8 15/32  November  6 55/64  November  90 37/64  November    80 1/4  November    58.72
December      4 63/64  December   6 5/16  December  6 31/64  December   176 1/8  December   82 3/16  December    50.50

         The closing price on January 25, 2002 was $46.05.

                        RESEARCH IN MOTION LIMITED (RIMM)

         Research in Motion Limited designs, manufactures and markets wireless telecommunications products and services. Research in Motion's products are designed to facilitate wireless data transmission and include wireless pagers, e-mail, personal computer cards and modems. Research in Motion integrates its hardware and software products and services to provide wireless access to time-sensitive information, including e-mail, messaging, Internet and intranet-based applications. Shares of Research in Motion also trade on the Toronto Stock Exchange.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January          *  January     65 3/4  January    65.81
February           *  February        *  February         *  February     8 7/8  February   135 1/4  February   38.69
March              *  March           *  March            *  March       10 1/2  March      106 1/2  March      21.97
April              *  April           *  April            *  April      12 3/16  April       42 1/2  April      33.92
May                *  May             *  May              *  May        14 1/16  May        32 3/16  May        32.62
June               *  June            *  June             *  June        20 1/4  June        45 1/4  June       32.25
July               *  July            *  July             *  July        23 3/8  July        50 5/8  July       23.53
August             *  August          *  August           *  August      29 3/4  August     75 9/16  August     16.86
September          *  September       *  September        *  September 30 15/16  September  98 9/16  September  16.08
October            *  October         *  October          *  October     30 3/4  October        100  October    16.26
November           *  November        *  November         *  November    51 1/4  November        65  November   21.79
December           *  December        *  December         *  December   46 3/16  December        80  December   23.72

         The closing price on January 25, 2002 was $22.52.

                          RF MICRO DEVICES, INC. (RFMD)

         RF Micro Devices, Inc. designs, manufactures and markets radio frequency integrated circuits, which are the physical pathways for the transmission of information for cellular and cordless telephones, wireless networks, industrial radios and wireless security systems. RF Micro Devices' products are included primarily in cellular and personal communications service phones, base stations, wireless local area networks and cable television modems. RF Micro Devices' products include amplifiers, transmitters and receivers. RF Micro Devices markets and sells its products through its own direct sales force and through third parties.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January    1 19/64  January     9 3/64  January     40 1/2  January    21.63
February           *  February        *  February   1 55/64  February     9 5/8  February   69 5/32  February   11.13
March              *  March           *  March      1 53/64  March     11 31/32  March      67 3/16  March      11.69
April              *  April           *  April            2  April     13 31/32  April      52 1/32  April      29.38
May                *  May             *  May        1 39/64  May       10 21/32  May         52 1/2  May        26.08
June               *  June      2 25/64  June       1 23/64  June      18 21/32  June      43 13/16  June       26.97
July               *  July       2 7/64  July        2 5/32  July       19 7/64  July      37 11/16  July       27.36
August             *  August    2 11/32  August       1 5/8  August    21 31/23  August      44 5/8  August     25.46
September          *  September 2 21/64  September  2 17/64  September   22 7/8  September       32  September  16.60
October            *  October     1 7/8  October    2 31/32  October   25 13/16  October   19 15/16  October    20.44
November           *  November  1 49/64  November   3 45/64  November  33 31/32  November        19  November   24.25
December           *  December  1 35/64  December   5 51/64  December   34 7/32  December   23 7/16  December   19.23

         The closing price on January 25, 2002 was $18.75.

                           SK TELECOM CO., LTD. (SKM)

         SK Telecom Co., Ltd. is a wireless telecommunications service provider in Korea. SK Telecom provides multimedia online services, facilities and international call collections. SK Telecom also manufactures handsets and manages basketball and baseball clubs. SK Telecom operates primarily in South Korea and has other operations in China, Northeast Asia and Southeast Asia. SK Telecom offers digital wireless telecommunications and paging services over its wireless network in Korea. It also offers wireless data and wireless networking services, including news and information, stock trading and e-mail. American depositary receipts evidencing American depositary shares of SK Telecom are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of SK Telecom also trade on the Korea Stock Exchange.

             Closing              Closing            Closing             Closing             Closing            Closing
   1996       Price     1997      Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----      -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January    14 7/16  January      8 3/4  January    10 3/16  January   36 11/16  January    25.73
February           *  February   12 1/64  February     8 5/8  February    10 1/8  February  44 15/16  February   19.49
March              *  March      9 61/64  March      7 15/16  March      12 3/16  March           39  March      15.18
April              *  April       9 7/32  April       7 7/16  April       13 7/8  April      32 1/16  April      21.05
May                *  May        8 63/64  May          6 3/8  May         14 1/4  May        40 1/16  May        19.17
June         16 9/64  June       9 49/64  June        5 9/16  June            17  June       36 5/16  June       16.90
July        15 25/32  July      11 11/64  July         7 3/4  July       14 3/16  July      29 13/16  July       18.33
August       15 5/64  August     8 47/64  August           6  August     11 5/16  August      25 5/8  August     19.18
September     14 1/4  September  8 47/64  September   7 1/16  September  10 5/16  September   25 5/8  September  18.44
October     11 25/32  October    5 11/32  October    10 5/16  October    13 1/16  October    25 1/16  October    21.08
November      12 1/4  November   5 49/64  November   10 5/16  November   23 9/16  November   21 5/16  November   22.80
December      12 1/2  December     6 1/2  December   10 3/16  December    38 3/8  December   23 9/16  December   21.62

         The closing price on January 25, 2002 was $22.15.


                       SPRINT CORPORATION-PCS GROUP (PCS)

         Sprint Corporation's PCS Group operates a fully digital wireless telecommunications network in the United States with licenses to provide nationwide service using a single frequency and technology. The PCS Group currently serves many of the largest metropolitan markets in the United States and Puerto Rico and the United States Virgin Islands. In November 1998, Sprint Corporation reclassified its publicly traded common shares into PCS Group tracking stock, which tracks the performance of Sprint's wireless telecommunications operations and FON Group tracking stock, which tracks the performance of all of Sprint's other operations, including its long distance and local telecommunications divisions, its product distribution and directory publishing businesses and its interests in other telecommunications investments and alliances. Owning either stock does not represent a direct legal interest in the assets and liabilities of the PCS Group or the FON Group. Rather, shareholders remain invested in Sprint Corporation.

         Some of the terms of the PCS Group tracking stock include:

         Voting. Holders of PCS Group tracking stock do not have direct voting rights in the PCS Group. The PCS Group tracking stock votes with all the other classes of Sprint stock. The number of votes attributed to each share of the PCS Group tracking stock is equal to the ratio of the average trading prices of one share of PCS Group tracking stock to one share of FON Group tracking stock and will, therefore, vary depending on the relative market values of the tracking stock.

         Conversion. Beginning November 23, 2001, Sprint may convert each share of PCS Group tracking stock into FON Group tracking common stock at 10% premium to the market price. After November 22, 2002, the conversion ratio will be determined by the board of directors of Sprint and is not required to be at a premium to the market price. Sprint may also convert all outstanding shares of PCS Group tracking stock for specified amounts of the stock of a subsidiary of Sprint that holds the assets of the PCS Group. In addition, where Sprint disposes of 80% or more of the assets attributed to the PCS Group, Sprint may be required to distribute to the holders of PCS Group tracking stock the attributable proceeds of the disposition in the form of cash or securities or convert the outstanding PCS Group tracking stock into FON Group tracking stock at a 10% premium to the market price.

         Dividends. Sprint is not required to pay dividends on the shares of the PCS Group tracking stock. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the PCS Group were a stand-alone corporation. In addition, Sprint may choose to pay dividends to holders of any other class of stock without paying dividends to holders of the tracking stock.

         Dissolution. In the event of a dissolution of Sprint, the holders of PCS Group tracking stock do not have a preferential right to the assets of Sprint's wireless operations. Each share of PCS Group will be attributed a portion of any remaining assets of Sprint. It is expected that the holders of FON Group tracking stock will be attributed the majority of any of Sprint's remaining assets.

         Please see Sprint's public filings for more information on its tracking stock. For information on where you can access Sprint's filings, please see "Where you can find more information."

         The historical stock prices listed below reflect the performance of the PCS Group tracking stock.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January     15 7/8  January    55 1/32  January    30.50
February           *  February        *  February         *  February        16  February    51 3/4  February   25.18
March              *  March           *  March            *  March      22 5/32  March       65 1/2  March      19.00
April              *  April           *  April            *  April       21 1/8  April           55  April      25.63
May                *  May             *  May              *  May         22 1/2  May         55 1/2  May        22.00
June               *  June            *  June             *  June        28 1/2  June        59 1/2  June       24.15
July               *  July            *  July             *  July       30 5/16  July        54 1/4  July       25.92
August             *  August          *  August           *  August      29 7/8  August     50 3/16  August     24.98
September          *  September       *  September        *  September  37 9/32  September   35 1/8  September  26.29
October            *  October         *  October          *  October   41 15/32  October     38 1/8  October    22.30
November           *  November        *  November   7 31/32  November    45 7/8  November  22 11/16  November   24.95
December           *  December        *  December   11 9/16  December    51 1/4  December   20 7/16  December   24.41

         The closing price on January 25, 2002 was $17.55.

                      TELESP CELLULAR HOLDING COMPANY (TCP)

         Telesp Cellular Holding Company provides wireless telecommunications services in the state of Sao Paulo, Brazil. Telesp offers both digital and analog wireless telephone services and related wireless services such as voicemail, caller identification, messaging and Internet access. Telesp also provides roaming services to other local wireless service providers in Latin America. American depositary receipts evidencing American depositary shares of Telesp are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Telesp also trade on the Sao Paulo Stock Exchange.

             Closing             Closing            Closing             Closing             Closing            Closing
   1996       Price     1997     Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----      -----     ----      -----     ----      -----     ----    -----
January            *  January         *  January          *  January    17 9/16  January     39 7/8  January    26.95
February           *  February        *  February         *  February        21  February    53 7/8  February   24.00
March              *  March           *  March            *  March     20 15/16  March     56 11/16  March      14.81
April              *  April           *  April            *  April           25  April       44 1/8  April      16.80
May                *  May             *  May              *  May        23 5/16  May         37 1/8  May        17.46
June               *  June            *  June             *  June        26 3/4  June        44 7/8  June       15.15
July               *  July            *  July             *  July            26  July        37 1/8  July       14.60
August             *  August          *  August           *  August      23 1/8  August      36 3/4  August     12.93
September          *  September       *  September        *  September   26 1/8  September 32 15/16  September   5.28
October            *  October         *  October          *  October     24 5/8  October     31 5/8  October     5.05
November           *  November        *  November    26 1/4  November  28 11/16  November   21 3/16  November    7.40
December           *  December        *  December    17 1/2  December    42 3/8  December        27  December    9.26

         The closing price on January 25, 2002 was $7.88.

                    UNITED STATES CELLULAR CORPORATION (USM)

         United States Cellular Corporation owns and manages wireless systems throughout the United States. The company offers a full range of cellular telephones to its customers, including both analog and digital headsets. United States Cellular operates controlling interests in wireless market licenses in small and mid-sized markets in areas close to its other markets, thereby building clusters of operating markets that allow United States Cellular to provide its users with larger service areas without special roaming arrangements. United States Cellular sells and services its products through facilities located across the United States.

             Closing             Closing              Closing               Closing             Closing            Closing
   1996       Price     1997     Price     1998        Price     1999        Price     2000      Price     2001    Price
   ----       -----     ----     -----     ----        -----     ----        -----     ----      -----     ----    -----
January       33 7/8  January        27  January     28 13/16  January     44 15/16  January         67  January    66.65
February          36  February   26 1/4  February      30 1/8  February      42 1/8  February  66 15/16  February   59.28
March         34 1/2  March      24 7/8  March       33 15/16  March             44  March           71  March      63.50
April         33 1/8  April          25  April         32 3/4  April        47 7/16  April      60 1/16  April      66.00
May           31 5/8  May        27 1/2  May         30 11/16  May           48 1/4  May         62 1/4  May        61.10
June              31  June       29 5/8  June          30 3/4  June          53 1/2  June            63  June       57.65
July          30 1/8  July           31  July          32 1/2  July          55 1/2  July       67 1/16  July       56.30
August        30 1/4  August     30 1/4  August       28 7/16  August       56 5/16  August     73 9/16  August     51.75
September     30 1/4  September  36 7/8  September   29 13/16  September         68  September       70  September  49.50
October       29 3/8  October    32 1/2  October       36 5/8  October       88 1/2  October         64  October    44.65
November          28  November   32 3/4  November    37 11/16  November     118 7/8  November    56 1/2  November   44.40
December      27 7/8  December       31  December          38  December   100 15/16  December    60 1/4  December   45.25

The closing price on January 25, 2002 was $41.15.

                           VERIZON COMMUNICATIONS (VZ)
      (Bell Atlantic Corporation doing business as Verizon Communications)

         Verizon Communications is a telecommunications company that provides local telephone, wireless communications, long-distance and Internet services. On June 30, 2000, GTE Corporation merged into a subsidiary of Bell Atlantic Corporation and the combined company now operates under the name Verizon Communications. Verizon provides domestic wireline services, including local telephone service and voice and data transport, wireless telecommunications services in the United States and has investments in wireless operations in Latin America, Europe and the Asia-Pacific region. Verizon also operates domestic and international publishing businesses, including print directories, Web site creation and Web hosting. The historical stock prices below prior to July 2000 are the historical stock prices of Bell Atlantic Corporation whose shares continue to trade on the New York Stock Exchange under the new symbol "VZ."

             Closing              Closing            Closing             Closing               Closing            Closing
   1996       Price     1997      Price     1998      Price     1999      Price     2000        Price     2001    Price
   ----       -----     ----      -----     ----      -----     ----      -----     ----        -----     ----    -----
January      34 7/16  January     33 5/8  January    46 9/32  January         60  January     61 15/16  January    54.95
February     33 1/16  February   34 9/16  February    44 7/8  February    57 5/8  February    48 15/16  February   49.50
March       30 15/16  March       30 3/8  March       51 1/8  March     51 11/16  March         61 1/8  March      49.30
April         32 1/2  April       33 7/8  April     46 25/32  April       57 5/8  April             60  April      55.07
May          31 3/16  May             35  May       45 13/16  May         54 3/4  May           52 7/8  May        54.85
June          31 7/8  June      37 15/16  June        45 5/8  June        64 3/8  June        50 15/16  June       53.50
July         29 9/16  July       36 9/32  July      45 11/32  July            64  July          46 3/4  July       54.15
August        28 1/8  August     36 3/16  August      44 1/8  August     61 5/16  August      43 33/64  August     50.00
September   29 15/16  September  40 7/32  September  48 7/16  September  67 5/16  September    48 7/16  September  54.11
October       30 1/8  October         40  October    53 3/16  October   64 15/16  October     57 13/16  October    49.81
November     31 7/16  November    44 5/8  November    55 5/8  November   63 5/16  November     56 3/16  November   47.00
December      32 3/8  December    45 1/2  December        54  December   61 9/16  December      50 7/8  December   47.46

         The closing price on January 25, 2002 was $47.83.

                           VODAFONE GROUP P.L.C. (VOD)

         Vodafone Group p.l.c. provides international wireless telecommunications services through its subsidiaries, joint ventures and associated undertakings. Vodafone Group sells and rents cellular telephone equipment, provides messaging and data transmission facilities, and access to information services. Vodafone's principal business is the operation of digital and analog wireless telephone networks in the United Kingdom. Vodafone also has investments in several international telecommunications operations. Third-party service providers or retailers who sell or rent cellular telephone equipment generally sell Vodafone's networks services. American depositary receipts evidencing American depositary shares of Vodafone are included in the Wireless HOLDRS and are traded on the New York Stock Exchange. Shares of Vodafone also trade on the London International Stock Exchange.

             Closing              Closing            Closing             Closing             Closing            Closing
   1996       Price     1997      Price     1998      Price     1999      Price     2000      Price     2001    Price
   ----       -----     ----      -----     ----      -----     ----      -----     ----      -----     ----    -----
January       7 5/32  January    8 19/32  January    15 3/64  January    39 3/64  January         56  January    34.97
February      7 5/64  February     9 1/2  February  17 45/64  February   36 7/16  February  57 11/16  February   27.31
March          7 1/2  March      8 53/64  March     20 25/32  March     37 35/64  March      55 9/16  March      27.15
April         8 1/32  April      8 27/32  April     21 63/64  April     35 29/23  April           47  April      30.28
May          7 59/64  May        8 59/64  May       21 31/32  May        38 9/32  May         45 7/8  May        25.89
June           7 3/8  June       9 11/16  June       25 7/32  June      39 13/32  June        41 3/4  June       29.35
July          7 5/32  July       10 3/32  July      27 19/64  July       42 3/32  July        42 1/2  July       21.55
August       7 37/64  August     10 3/16  August      25 1/8  August     40 7/64  August      41 1/8  August     20.15
September    6 53/64  September   10 3/4  September 22 43/64  September 47 35/64  September       37  September  21.96
October      7 23/32  October   10 31/32  October   26 59/64  October     47 5/8  October    42 9/16  October    23.12
November     8 21/32  November  13 13/64  November  29 17/32  November   47 3/16  November   34 6/16  November   25.34
December      8 9/32  December  14 17/32  December   32 7/32  December    49 1/2  December  35 13/16  December   25.68

         The closing price on January 25, 2002 was $22.75.


                       WESTERN WIRELESS CORPORATION (WWCA)

         Western Wireless Corporation provides wireless communications services primarily in rural markets in the United States. Western Wireless builds, owns and operates wireless network systems both in the United States and internationally. Western Wireless provides services in several western states under the Cellular One brand name. Through its subsidiary, Western Wireless International Corporation, the company provides wireless communications services in Austria, Bolivia, Ireland, Croatia, the Ivory Coast, Ghana, Georgia, Iceland, Haiti and Slovenia.

             Closing             Closing             Closing             Closing             Closing             Closing
   1996        Price    1997     Price     1998       Price     1999      Price     2000      Price     2001     Price
   ----        -----    ----     -----     ----       -----     ----      -----     ----      -----     ----     -----
January            *  January        15  January     20 1/16  January     26 1/4  January     54 1/2  January     46.06
February           *  February   14 1/8  February     18 7/8  February   27 1/16  February    48 1/2  February    42.19
March              *  March      12 1/2  March            23  March       36 1/4  March     45 13/16  March       40.63
April              *  April      10 1/4  April        19 1/2  April      41 1/16  April     49 11/16  April       44.53
May           24 1/2  May        13 3/8  May          18 1/2  May         24 1/2  May       47 13/16  May         39.87
June          21 3/8  June       15 7/8  June       19 15/16  June            27  June        54 1/2  June        43.00
July          15 5/8  July      15 1/16  July       20 13/16  July            35  July            55  July        38.91
August        17 1/2  August    15 1/16  August       15 5/8  August    38 11/16  August      51 1/8  August      30.93
September         17  September  18 3/4  September    17 7/8  September 44 27/32  September   35 5/8  September   33.78
October       16 1/2  October    17 7/8  October      20 1/4  October     52 7/8  October     47 1/2  October     29.17
November          14  November   18 5/8  November     18 1/8  November   58 9/16  November  39 11/16  November    24.57
December      13 7/8  December   17 3/8  December         22  December    66 3/4  December   39 3/16  December    28.25

         The closing price on January 25, 2002 was  $15.23.

================================================================================









                                 [HOLDRS LOGO]


                        1,000,000,000 Depositary Re ceipts

                             Wireless HOLDRSSM Trust







                               P R O S P E C T U S







                                January 29, 2002








================================================================================